UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 15, 2002
               (Date of earliest event reported: October 15, 2002)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)





        Nevada                    0-17371                88-0182808
    (State or other             (Commission           (I.R.S. Employer
     jurisdiction              File Number)          Identification No.)
   of incorporation)




                           P.O. Box 100, 701 East Main
                             Benedict, Kansas 66714
          (Address of principal executive offices, including zip code)


                                  620-698-2250
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

      In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      On October 15, 2002, the chief executive officer and chief financial officer of Quest Resource Corporation executed a certification in connection with the Form 10-QSB of Quest Resource Corporation for the period ending August 31, 2002 pursuant to the Sarbanes-Oxley Act of 2002. A copy of such certification is included herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

    Exhibit
     Number      Description
    -------      -----------
      99.1       Officer   Certification   dated   October  15,  2002
                 pursuant to the Sarbanes-Oxley Act of 2002




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


                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                QUEST RESOURCE CORPORATION


Dated: October 15, 2002         By:  /s/Douglas L. Lamb
                                   ------------------------------
                                      Douglas L. Lamb
                                       President




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


                                  EXHIBIT INDEX

    Exhibit
     Number      Description
    -------      -----------
      99.1       Officer   Certification   dated   October  15,  2002
                 pursuant to the Sarbanes-Oxley Act of 2002





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